Liquidity and Capital Resources	12 Months Ended
Sep. 30, 2022
Liquidity And Capital Resources [Abstract]
LIQUIDITY AND CAPITAL RESOURCES

NOTE 3 — LIQUIDITY AND CAPITAL RESOURCES

In assessing its liquidity, management monitors and analyzes the Company’s cash on-hand, its ability to generate sufficient revenue sources in the future, and its operating and capital expenditure commitments. For the year ended September 30, 2022, the Company’s revenue decreased by $4,212,335 to $10,814,656 from $15,026,991 for the year ended September 30, 2021, which was mainly due to the decreased in revenue from tutorial services caused by the continuous COVID-19 containment measurements including lockdowns. As a result, the Company incurred a net loss of $2,118,349 for the year ended September 30, 2022. The Company has historically funded its working capital needs primarily from operations, bank loans, and advances from shareholders and intends to continue doing so in the near future to ensure sufficient working capital.

For the years ended September 30, 2022, 2021 and 2020, the Company all had positive cash flow from operations. On June 24, 2022, the Company completed its initial public offering (“IPO”) with net proceeds of $17,626,924. As of September 30, 2022, the Company had cash on hand of $20,347,501 and working capital of $9,547,004. Deferred revenue included in current liabilities amounted to $4,435,393, mainly presenting the deferred tuition payments that will be recognized as revenue in the next fiscal year when the services are provided. As of September 30, 2022, the Company had long-term loans of $3,028,046; the Company expects that it would be able to obtain new bank loans or renew its existing bank loans upon maturity based on past experience and the Company’s good credit history. Furthermore, starting in December 2022, China announced to eased COVID-19 restriction policy. The Company believes that its cash on hand and internally generated cash flows will be sufficient to fund its operations over at least the next 12 months from the date of this report. However, the Company may need additional cash resources in the future if the Company experiences changed business conditions or other developments, and may also need additional cash resources in the future if the Company wishes to pursue opportunities for investment, acquisition, strategic cooperation or other similar actions. If it is determined that the cash requirements exceed the Company’s amounts of cash on hand, the Company may seek to issue additional debt or obtain financial supports from shareholders. The principal shareholder of the Company has made pledges to provide financial support to the Company whenever necessary.